Exhibit (d)(5)

                                CUSTODY AGREEMENT

      THIS CUSTODY AGREEMENT (this "Agreement"), dated this 17th day of March, 2006, is by and among Saker Holdings Corp., a Delaware corporation ("SHC"), and the individuals and entities named on the signature pages hereto. The individuals and entities named on the signature pages hereto (other than the Custodian, as defined below) are at times referred to herein individually as a "Shareholder" and, collectively, as the "Shareholders." The Shareholders, together with the Custodian, are at times referred to herein individually as a "Party" and, collectively, as the "Parties." All references herein made to the Custodian shall mean the Custodian and/or the Attorney-in-Fact (as defined herein below) and any successor custodian.

      WHEREAS, Foodarama Supermarkets, Inc. (the "Company" or "Foodarama") and SHC have entered into a Tender Offer and Support Agreement, dated as of March 2, 2006 (the "Tender Offer and Support Agreement") whereby SHC proposes to acquire all of the outstanding shares of Foodarama's common stock, $1.00 par value per share, not owned by the shareholders of SHC, pursuant to a cash tender offer to purchase such shares at a price of fifty three dollars ($53) per share (the "Offer");

      WHEREAS, the Offer shall be conditioned upon, among other things, the approval by the Company's shareholders of an agreement and plan of share exchange pursuant to which each outstanding share of Foodarama's common stock would be exchanged for one share of common stock of FSM-Delaware, Inc., a newly formed Delaware corporation (the "Share Exchange");

      WHEREAS, each Shareholder has agreed to exchange that number of shares of common stock of Foodarama listed next to the Shareholder's name on Schedules A and A-1 hereto (the "Exchange Shares") pursuant to the terms of that certain Exchange Agreement, dated March 2, 2006, as amended by Amendment No. 1 to the Exchange Agreement, dated March 17, 2006 (collectively, the "Exchange Agreement"), for an equal number of newly issued shares of common stock of SHC; and

      WHEREAS, in furtherance and support of the Offer, the Share Exchange and the Exchange Agreement, each Shareholder has agreed to execute this Agreement for the purposes more specifically set forth herein.

      NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.    Appointment of Custodian; Deposit of Shares.

      (a) Each Shareholder hereby appoints John A. Aiello to act as the custodian (the "Custodian") of the certificates (the "Certificates") representing all of the Exchange Shares held by such Shareholder on the terms and subject to the conditions set forth in this Agreement. Should John A. Aiello be unable or unwilling to act as custodian as provided for herein, each Shareholder hereby appoints Philip D. Forlenza to act as custodian for such Shareholder as if originally named above and appointed hereby. Should Philip D. Forlenza be unable or unwilling to act as custodian, each Shareholder hereby appoints the law firm of Giordano, Halleran & Ciesla, P.C. to act as custodian for such Shareholder as if originally named above and appointed hereby. In such event, John A. Aiello shall deliver or cause to be delivered the Certificates to Philip D. Forlenza and/or the law firm of Giordano, Halleran & Ciesla, P.C. and Philip D. Forlenza shall deliver or cause to be delivered the Certificates to Giordano, Halleran & Ciesla, P.C., as the case may be.

      (b) Contemporaneously with the execution of this Agreement (except as otherwise provided herein), each Shareholder has delivered to the Custodian such Shareholder's respective Certificates, together with stock powers, in negotiable form (with signatures guaranteed by a commercial bank or trust company or by a firm that is a member of a national securities exchange or of the National Association of Securities Dealers, Inc.), representing those Exchange Shares listed next to such Shareholder's name on Schedule A hereto. With respect to those Certificates listed next to such Shareholder's name on Schedule A-1 hereto (except for the Certificates representing the Collateral Shares, as discussed below), such Shareholder hereby undertakes to deliver to the Custodian within thirty (30) days following the date hereof, such Shareholder's respective Certificates, together with stock powers, in negotiable form as provided above, representing such Exchange Shares. Further, each such Shareholder hereby appoints the Custodian to act in all respects hereunder in his sole discretion, the true attorney-in-fact (the "Attorney-in-Fact") of such Shareholder, with full power and authority in the name of and for and on behalf of such Shareholder with respect to all matters arising out of or in connection with effecting the delivery of those Certificates listed on Schedule A-1 to the Custodian, including, but not limited to, the power and authority to make, execute, acknowledge and deliver all documents and instruments which may be required in connection therewith, the execution and delivery of such documents by the Attorney-in-Fact to be conclusive evidence with respect to his approval thereof, and to carry out and comply with each and all of the provisions of the Exchange Agreement in connection therewith. The Custodian shall hold the Certificates for the account of each such Shareholder and shall dispose of the Certificates in accordance with the terms of this Agreement.

      (c) As promptly as practicable upon the receipt by the Custodian of the Exchange Notice (as defined in Section 3(a) hereof) from SHC, the Custodian shall release the Certificates representing the Exchange Shares and the stock powers referred to in subsection (b) above to SHC on behalf of the Shareholders unless, prior to such release there shall have been entered an order by a court of competent jurisdiction prohibiting such release.

      (d)   As a result of certain obligations owed to UBS AG ("UBS") by Richard
            J. Saker, which obligations are secured, in part, by sixty-nine thousand (69,000) Exchange Shares owned by Richard J. Saker (the "Collateral Shares"), Richard J. Saker will not be able to comply with subsection (b) above with respect to the delivery of the Certificates representing such Collateral Shares. As such, Richard J. Saker hereby undertakes to repay to UBS the remaining balance of the indebtedness owed by him to UBS and shall deliver to the Custodian prior to the closing date of the Offer those Certificates representing the Collateral Shares beneficially owned by him and related stock powers as provided in subsection (b) above.

      (e) Each Shareholder hereby authorizes, directs and appoints the Custodian to effect the delivery to the Custodian of those Certificates listed on Schedule A-1 hereto, to vote the Exchange Shares as the true and lawful proxy for such Shareholder, with all powers that the Shareholder would possess if personally present, in favor of the Share Exchange at any regular or special meeting called for such purpose and in furtherance of any and all matters related to the Share Exchange and/or the Offer which may come before a vote of the shareholders of the Company, and to hold all of the Certificates deposited herewith in his custody with full power in the name of and for and on behalf of such Shareholder:

            (i) to exchange the Certificates for certificates representing shares of common stock of SHC in accordance with the terms of the Exchange Agreement upon receipt of the Exchange Notice from SHC as provided for in subsection (c) above; and

            (ii) to do all things and perform all acts pursuant to the terms of this Agreement as the Custodian in his sole and absolute discretion deems appropriate, including without limitation, the execution and delivery of all certificates, receipts, instruments and letters of transmittal to SHC, the Company's registrar and transfer agent, the depository for the Offer, or any other person and any other documents and papers required, contemplated by, or deemed by the Custodian appropriate in connection with this Agreement.

2. Representations and Warranties. As of the date of this Agreement, each Shareholder (with the exception of Richard J. Saker with respect to subparagraph (d) below, which representation shall be true as of the closing date of the Offer) hereby represents, warrants and agrees that:

      (a) he/she/it has reviewed the Tender Offer and Support Agreement, the Exchange Agreement and the documents incorporated by reference therein and understands same;

      (b) he/she/it hereby authorizes the Custodian, acting on behalf of such Shareholder, to make such representations, warranties, covenants and agreements to the Company's registrar and transfer agent or any other person as contemplated hereby;

      (c) this Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes the valid and binding agreement of such Shareholder;

      (d) he/she/it has full power and authority to sell, assign and/or transfer the Exchange Shares, as the case may be, as provided for in the Exchange Agreement and in this Agreement and that such Exchange Shares are free and clear of all liens, restrictions, charges and encumbrances; and

      (e) he/she/it will, upon request by the Custodian, execute and deliver any additional documents deemed by the Custodian to be necessary or desirable to complete the sale, assignment and transfer of the Exchange Shares.

3. Notice Obligations of SHC; Reliance of Custodian. SHC shall deliver notices to the Custodian as set forth below. Foodarama shall have the right, as third-party beneficiary, to enforce this covenant against SHC. The Custodian shall be entitled to, and shall, rely on all notices from SHC which, on their face, comply with subsection (a), (b) or (c) below, without investigation of the facts recited therein, and shall have no liability to any party hereto or to Foodarama or any other person for acts taken in reliance thereon.

      (a) As promptly as practicable following the satisfaction and/or waiver of all of the Tender Offer Conditions (as defined in the Tender Offer and Support Agreement), except for such conditions to be satisfied contemporaneously with the closing of the Offer, SHC shall deliver to the Custodian a written notice (the "Exchange Notice") which shall state that all such conditions have been satisfied and/or waived and shall direct the Custodian to exchange the Certificates for certificates representing shares of common stock of SHC in accordance with the terms of the Exchange Agreement.

      (b) As promptly as practicable following the completion of the exchange of Certificates, SHC shall deliver to the Custodian a written notice (the "Completion Notice") which shall state that the exchange has been completed.

      (c) As promptly as practicable following the earlier of (i) the date of termination of the Tender Offer and Support Agreement, and (ii) December 31, 2006, if the Tender Offer has not been completed by such date, SHC shall deliver to the Custodian a written notice (the "Termination Notice") which shall (x) state that the Tender Offer has not been completed by December 31, 2006 or that the Tender Offer and Support Agreement has terminated, (y) enclose or transmit simultaneously to the Custodian by other means all Certificates representing the Exchange Shares not previously returned to the Custodian, and (z) direct the Custodian to return all Certificates to the Shareholders.

4.    Return of Certificates; Termination of Agreement.

      (a) This Agreement and all authority hereby conferred are granted and conferred for the purpose of assuring completion of the transactions contemplated by the Exchange Agreement, the Offer and the Share Exchange. The powers granted to the Custodian pursuant to this Agreement, including, but not limited to, those powers to act as proxy, are coupled with an interest and are irrevocable and shall not be terminated by any act of any Shareholder or by operation of law, whether by death, disability or the occurrence of any other event. If after the execution hereof any Shareholder shall die, become disabled or any other such event shall occur, before the completion of the transactions contemplated by the Offer, the Share Exchange, the Exchange Agreement and/or this Agreement, the Custodian is nevertheless authorized and directed to complete all of such transactions on behalf of such Shareholder as if such death, disability or other event had not occurred and regardless of notice thereof.

      (b) As promptly as practicable following the receipt by the Custodian of a Completion Notice (as defined in Section 3(b) hereof) or a Termination Notice (as defined in Section 3(c) hereof) from SHC, the Custodian shall cause all Certificates in his possession or control (if any) representing Exchange Shares to be delivered to the Shareholders who initially delivered such Certificates to the Custodian pursuant hereto. Automatically upon the last such delivery, this Agreement shall terminate. Thereafter, the Custodian shall have no further obligations hereunder with respect to the Exchange Shares or the stock powers.

5. Limitation of Liability; Indemnification. Each Shareholder agrees that whenever the Custodian deems it appropriate, the Custodian may obtain the advice of such counsel as he shall select in connection with any matter arising under the Offer, the Share Exchange, the Exchange Agreement or this Agreement, and the Custodian, and any successor custodian, shall not be liable for any action taken or omitted in accordance with such advice. The Shareholders, jointly and severally, agree to indemnify and hold harmless the Custodian, and any successor custodian, against any and all losses, claims, damages or liabilities (including all costs, legal and other expenses) incurred as a result of any action taken or omitted by the Custodian in accordance with the Offer, the Share Exchange, the Exchange Agreement or this Agreement, whether or not under the advice of counsel, except with respect to any losses, claims, damages or liabilities which shall be finally adjudicated to be the result of the gross negligence or willful bad faith of the Custodian. This agreement to indemnify shall survive delivery of the Exchange Shares as contemplated herein, the Share Exchange, the Offer, the transactions contemplated by the Offer and the Share Exchange and the termination of this Agreement. For purposes of clarity, and without limiting any other provisions contained herein, references to "Custodian" in Sections 5 and 6 of this Agreement shall apply to the actions taken by any or all of John A. Aiello, Philip D. Forlenza and/or the law firm of Giordano, Halleran & Ciesla, P.C., when acting in such capacities as provided for herein.

6. Payment and Expenses. The Custodian shall not receive any payment for the services performed by him hereunder. Any reasonable expenses incurred by the Custodian in connection with the performance of this Agreement shall be borne equally by the Shareholders.

7. Applicable Law. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the internal laws of the State of New Jersey, without regard to the conflict of laws provisions thereof, and this Agreement shall inure to the benefit of, and shall be binding upon, each Shareholder and such

      Shareholder's heirs, executors, administrators, successors and assigns, as the case may be.

8. Amendment. This Agreement may only be amended pursuant to a writing signed by or on behalf of all of the Parties hereto, and Foodarama, as third-party beneficiary under Section 3 hereof.

9. Entire Agreement. This Agreement embodies the entire agreement between the Parties hereto and supercedes all prior agreements and understandings relating to the subject matter hereof.

10. Effective Time. This Agreement shall become binding and effective on the signatories hereto once the holders of greater than fifty-percent (50%) of the shares of Foodarama common stock listed on Schedules A and A-1 hereto have executed this Agreement.

11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

12. Survival. All agreements and representations contained herein shall survive the delivery and execution of this Agreement and the exchange of shares contemplated by the Exchange Agreement.

13. Rights and Privileges. Each Shareholder shall remain the owner of his/her/its respective Exchange Shares and shall retain all rights and privileges associated with ownership of the Exchange Shares not otherwise inconsistent with the terms of this Agreement.

                            [Signature Pages Follow.]

      IN WITNESS WHEREOF, the Parties have caused this Custody Agreement to be executed as of the first date written above.

                                       Saker Holdings Corp.

                                  By:  /s/ Richard J. Saker
                                       -------------------------------------
                                Name:  Richard J. Saker
                               Title:  President and Chief Executive Officer

                                       /s/ Joseph J. Saker
                                       -------------------------------------
                                       Joseph J. Saker

                                       /s/ Richard J. Saker
                                       -------------------------------------
                                       Richard J. Saker

                                       /s/ Joseph J. Saker, Jr.
                                       -------------------------------------
                                       Joseph J. Saker, Jr.

                                       /s/ Thomas A. Saker
                                       -------------------------------------
                                       Thomas A. Saker

                                       /s/ Gloria Saker
                                       -------------------------------------
                                       Gloria Saker

                                       /s/ Nadine Saker Mockler
                                       -------------------------------------
                                       Nadine Saker Mockler

                                       /s/ Denise Saker Marder
                                       -------------------------------------
                                       Denise Saker Marder

                                       /s/ Richard James Saker
                                       -------------------------------------
                                       Richard James Saker

                                       Richard J. Saker Trust f/b/o
                                       Richard James Saker

                                  By:  /s/ Richard J. Saker
                                       -------------------------------------
                                       Richard J. Saker, Trustee

                                       Joseph Saker Family Partnership, L.P.

                                  By:  Saker Family Corporation, General Partner

                                       /s/ Richard J. Saker
                                       -------------------------------------
                                       Richard J. Saker, President

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF   :

COUNTY OF  :

      On this ____ day of March ___, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Joseph J. Saker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]                                 ---------------------------------------
                                       (Notary Public in and for the aforesaid
                                       County and State)

My Commission Expires:

Notary: Please complete, state, county, and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF          :

COUNTY OF         :

      On this ____ day of March ___, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Richard J. Saker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]                                 ---------------------------------------
                                       (Notary Public in and for the aforesaid
                                       County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF          :

COUNTY OF         :

      On this ____ day of March ___, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Joseph J. Saker, Jr., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]                                 ---------------------------------------
                                       (Notary Public in and for the aforesaid
                                       County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF          :

COUNTY OF         :

      On this ____ day of March ___, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Thomas A. Saker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]                                 ---------------------------------------
                                       (Notary Public in and for the aforesaid
                                       County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF          :

COUNTY OF         :

      On this ____ day of March ___, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Gloria Saker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that she executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]                                 ---------------------------------------
                                       (Notary Public in and for the aforesaid
                                       County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF          :

COUNTY OF         :

      On this ____ day of March ___, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Nadine Saker Mockler, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that she executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]                                 ---------------------------------------
                                       (Notary Public in and for the aforesaid
                                       County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF          :

COUNTY OF         :

      On this ____ day of March ___, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Denise Saker Marder, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that she executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]                                 ---------------------------------------
                                       (Notary Public in and for the aforesaid
                                       County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF          :

COUNTY OF         :

      On this ____ day of March ___, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Richard James Saker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]                                 ---------------------------------------
                                       (Notary Public in and for the aforesaid
                                       County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF          :

COUNTY OF         :

      On this ____ day of March ___, 200__, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Richard J. Saker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the President and Chief Executive Officer, Saker Holdings Corp., the entity described in and which executed the foregoing Custody Agreement, who acknowledged and swore that he signed and delivered said instrument on behalf of said entity.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]                                 ---------------------------------------
                                       (Notary Public in and for the aforesaid
                                       County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF          :

COUNTY OF         :

      On this ____ day of March ___, 200__, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Richard J. Saker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the President of Saker Family Corporation, General Partner of Joseph Saker Family Partnership, L.P., the entity described in and which executed the foregoing Custody Agreement, who acknowledged and swore that he signed and delivered said instrument on behalf of said entity.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]                                 ---------------------------------------
                                       (Notary Public in and for the aforesaid
                                       County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF          :

COUNTY OF         :

      On this ____ day of March ___, 200__, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Richard J. Saker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the Trustee of the Richard J. Saker Trust f/b/o Richard James Saker, the entity described in and which executed the foregoing Custody Agreement, who acknowledged and swore that he signed and delivered said instrument on behalf of said entity.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]                                 ---------------------------------------
                                       (Notary Public in and for the aforesaid
                                       County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                              CUSTODIAN SIGNATURES

      The undersigned hereby agrees to act as Custodian of the Certificates identified on Schedules A and A-1 attached hereto in accordance with the terms of the Custody Agreement as of the date first written above.

                                       /s/ John A. Aiello
                                       -------------------------------------
                                       John A. Aiello

      In the event that John A. Aiello is unable or unwilling to act as Custodian under the Custody Agreement, the undersigned hereby agrees to act as custodian in accordance with the terms of the Custody Agreement as of the date first written above.

                                       /s/ Philip D. Forlenza
                                       -------------------------------------
                                       Philip D. Forlenza

      In the event that Philip D. Forlenza is unable or unwilling to act as Custodian under the Custody Agreement, the undersigned hereby agrees to act as custodian in accordance with the terms of the Custody Agreement as of the date first written above.

                                       Giordano, Halleran & Ciesla, P.C.

                                       By: /s/ Frank R. Ciesla
                                       -------------------------------------
                                       Name: Frank R. Ciesla
                                       Title: President

                                   SCHEDULE A

                            SCHEDULE OF CERTIFICATES

      The Certificates representing shares of common stock of the Company being delivered simultaneously with the execution of the Custody Agreement by the Shareholders named therein are identified in the following schedule.

                                                                           Number of Shares of
                                                                            Common Stock to be
                                                                               Delivered in
Certificate   Number of                                                         Accordance
  Numbers       Shares                 Name of Record Owner                      Herewith
-----------   ---------   ----------------------------------------------   -------------------
   NYU7730        4,150   Joseph J. Saker                                         4,150
   NYU7786        3,000   Joseph J. Saker                                         3,000
   NYU7709          350   Joseph J. Saker                                           350
   NYU7695           99   Joseph J. Saker                                            99
   NYU7541        5,000   Joseph J. Saker                                         5,000
   NYU7497        5,000   Joseph J. Saker                                         5,000
   NYU7556       20,200   Joseph Saker                                           20,200
   NYU7217        5,000   Joseph J. Saker                                         5,000
   NYU6509       20,000   Joseph J. Saker                                        20,000
   NYU6970       10,000   Joseph J. Saker                                        10,000
   NYU6981       10,000   Joseph J. Saker                                        10,000
   NYU7494       10,000   Joseph J. Saker                                        10,000
   NYU7495       10,000   Joseph J. Saker                                        10,000
   NYU7499        5,000   Joseph J. Saker                                         5,000
   NYU7500        5,000   Joseph J. Saker                                         5,000
   NYU7501        5,000   Joseph J. Saker                                         5,000
   NYU7761       55,798   Joseph J. Saker                                        55,798
   NYU7618          630   Richard J. Saker                                          630
    NJU833       18,264   Richard J. Saker                                       18,264
   NYU7641          747   Richard J. Saker                                          747
   NYU7780       21,500   Richard J. Saker                                       21,500
   NYU7367        2,000   Richard Saker                                           2,000
   NYU7387          200   Richard J. Saker                                          200
  NYO12903           50   Richard J. Saker                                           50
  NYO11407           25   Richard Saker                                              25
   NYU7755          400   Richard J. Saker                                          400
   NYU7753          600   Richard J. Saker                                          600
   NYU7662        7,684   Richard Saker                                           7,684
   NYU7675        2,316   Richard J. Saker                                        2,316

                            SCHEDULE OF CERTIFICATES

      The Certificates representing shares of common stock of the Company being delivered simultaneously with the execution of the Custody Agreement by the Shareholders named therein are identified in the following schedule.

                                                                           Number of Shares of
                                                                            Common Stock to be
                                                                               Delivered in
Certificate   Number of                                                         Accordance
  Numbers       Shares                 Name of Record Owner                      Herewith
-----------   ---------   ----------------------------------------------   -------------------
  NYU7779        10,400   Joseph John Saker, Jr.                                 10,400
  NYU7615           630   Joseph John Saker, Jr.                                    630
  NYU7645           747   Joseph John Saker, Jr.                                    747
  NYU7673         2,317   Joseph John Saker, Jr.                                  2,317
  NYU7665         7,683   Joseph John Saker, Jr.                                  7,683
  NYU7785         8,564   Joseph Saker Jr.                                        8,564
  NYU7438        18,264   Thomas Saker                                           18,264
  NYU7614           630   Thomas A. Saker                                           630
  NYU7646           747   Thomas A. Saker                                           747
  NYU7666         7,683   Thomas A. Saker                                         7,683
  NYU7674         2,317   Thomas A. Saker                                         2,317
  NYU7784        10,400   Thomas Saker                                           10,400
  NYU5277         6,274   Gloria Saker                                            6,274
  NYU5773         4,154   Gloria Saker                                            4,154
  NYU7436         2,450   Gloria Saker                                            2,450
  NYU7592           500   Gloria Saker                                              500
  NYU7624           630   Nadine Gay Mockler                                        630
  NYU7642           747   Nadine Gay Mockler                                        747
  NYU7789        10,700   Nadine Mockler                                         10,700
  NYU7401         1,000   Denise Marder                                           1,000
  NYU7398         1,000   Denise Marder                                           1,000
  NYU7617           630   Denise Saker                                              630
  NYU7643           747   Denise Saker                                              747
  NYU7706         4,683   Denise Saker                                            4,683
  NYU7671         2,317   Denise Saker                                            2,317
  NYU7623           630   Richard J. Saker Trust FBO Richard James Saker            630
  NYU7655           747   Richard J. Saker Trust FBO Richard James Saker            747
      TBD         1,235   Richard James Saker                                     1,235

                            SCHEDULE OF CERTIFICATES

      The Certificates representing shares of common stock of the Company being delivered simultaneously with the execution of the Custody Agreement by the Shareholders named therein are identified in the following schedule.

                                                                           Number of Shares of
                                                                            Common Stock to be
                                                                               Delivered in
Certificate   Number of                                                         Accordance
  Numbers       Shares                 Name of Record Owner                      Herewith
-----------   ---------   ----------------------------------------------   -------------------
  NYU7731         850     Joseph Saker Family Partnership, L.P.                     850
  NYU7688         850     Joseph Saker Family Partnership, L.P.                     850
  NYU7694       5,000     Joseph Saker Family Partnership, L.P.                   5,000
  NYU7693       5,000     Joseph Saker Family Partnership, L.P.                   5,000
  NYU7692      10,000     Joseph Saker Family Partnership, L.P.                  10,000
  NYU7691      10,000     Joseph Saker Family Partnership, L.P.                  10,000
  NYU7690      10,000     Joseph Saker Family Partnership, L.P.                  10,000
  NYU7689         150     Joseph Saker Family Partnership, L.P.                     150
  NYU7782      43,150     Joseph Saker Family Partnership, L.P.                  43,150

                                  SCHEDULE A-1

                            SCHEDULE OF CERTIFICATES

      The Certificates representing shares of common stock of the Company to be delivered at a future date as provided for in the Custody Agreement by the Shareholders named therein are identified in the following schedule.

                                                                           Number of Shares of
                                                                            Common Stock to be
                                                                               Delivered in
Certificate   Number of                                                         Accordance
  Numbers       Shares                 Name of Record Owner                      Herewith
-----------   ---------   ----------------------------------------------   -------------------
                          Richard J. Saker                                       59,000